Investor Presentation February/March 2017 Exhibit 99.1

Forward-Looking Statement Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” or words of similar meaning or other statements concerning opinions or judgment of the Company and its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic and bank industry conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, accounting standards or interpretations of existing standards, mergers and acquisitions, technology, and consumer spending and savings habits. More information is available on the Company’s website, http://investors.bankatunion.com and on the Securities and Exchange Commission’s website, www.sec.gov. The information on the Company’s website is not a part of this presentation. The Company does not intend or assume any obligation to update or revise any forward-looking statements that may be made from time to time by or on behalf of the Company. 2

Company Snapshot 3 Overview Branch Map • Shares listed under “UBSH” on NASDAQ • Headquartered in Richmond, VA • 100+ years of banking history • 113 branches across more than 50 counties and 10 MSAs throughout Virginia - Only Virginia-based bank with a statewide footprint - Largest community banking organization headquartered in Virginia Financial Highlights as of 12/31/2016 Market data as of December 31, 2016 Source: SNL Financial UBSH (113) ($ Millions) Total Assets $8,426.8 Total Loans Held For Investment 6,307.1 Total Deposits 6,379.5 Shareholders' Equity 1,001.0 Market Capitalization 1,558.6 Capital Ratios Tier 1 Common Capital (CET1) 9.72% Tier 1 Leverage 9.87% Tier 1 Capital 10.98% Total Capital 13.59% Tangible Common Equity / Tangible Assets 8.41%

Union’s Strengths • Unique branch network across Virginia, competitive banking products and services and a loyal customer base • Well positioned for organic growth given commercial activity, household income levels and population growth in its footprint • Strong balance sheet and solid capital base • Experienced management team • Successful acquirer and integrator • Proven financial performance in both good and bad economic climates 4

Diversity Supports Growth in Virginia Richmond • State Capital • Fortune 500 headquarters (6) • Finance and insurance • VCU & VCU Medical Center Fredericksburg • Defense and security contractors • Health care • Retail • Real Estate development Charlottesville • University of Virginia & Medical College • High-tech and professional businesses • Real Estate development Northern Virginia • Nation’s Capital • Defense and security contractors • Associations (lobbyists) • High tech Virginia Beach - Norfolk • Military • Shipbuilding • Fortune 500 headquarters (3) • Tourism Roanoke - Blacksburg • Virginia Tech • Health care • Retail • Fortune 500 headquarters (1) 5

Union Bank & Trust • 113 branches • Reduction of 10 branches in 2016; one in January 2017 • Only Virginia-based bank with a statewide footprint • 1,294 FTEs • 58 Commercial Bankers • $6.3 Billion Loans • $6.4 Billion Deposits • 177,000+ Core Consumer Households 6

Strong Presence Across All Major Virginia Markets

MSA
Market Share Rank
Company Deposits
Total Market Deposits
Market Share

Statewide
Rank: #7
Deposits: $6.1bn
Market Tot.: $191bn
Mkt. Share: 3.2%
Branches: 113

Culpeper
Rank: #2
Deposits: $484 mm
Market Tot.: $2.9 bn
Mkt. Share: 16.9%
Branches: 8

Staunton / Harrisonburg
Rank: #2
Deposits: $516 mm
Market Tot.: $4.0 bn
Mkt. Share: 12.9%
Branches: 11

Fredericksburg
Rank: #1
Deposits: $886mm
Market Tot.: $4.0 bn
Mkt. Share: 22.4%
Branches: 13

Roanoke
Rank: #6
Deposits: $378 mm
Market Tot.: $7.3 bn
Mkt. Share: 5.2%
Branches: 8

Northern Neck
Rank: #2
Deposits: $323mm
Market Tot.: $1.6 bn
Mkt. Share: 21.0%
Branches: 9



Clarke
Shenandoah
Arlington
Rappahannock
Rockingham
Culpeper
Stafford
Highland
Greene
Orange
King George
Augusta
Bath
Albemarle
Caroline
Essex
Fluvanna
Clifton Forge City
Rockbridge
Nelson
Hanover
Lancaster
Botetourt
Cumberland
Henrico
Craig
Mathews
Buchanan
Giles
Bedford
Appomattox
Amelia
Charles City
York
Dickenson
Tazewell
Bland
Montgomery
Dinwiddie
Surry
Hampton City
Wise
Russell
Wythe
Franklin
Charlotte
Floyd
Sussex
Isle of Wight
Smyth
Pittsylvania
Halifax
Lee
Scott
Carroll
Patrick
Henry
Brunswick
Southampton
Chesapeake City
Grayson
Bristol City

Virginia Beach
Rank: #14
Deposits: $157mm
Market Tot.: $23.7 bn
Mkt. Share: 0.7%
Branches: 5

Blacksburg
Rank: #2
Deposits: $614 mm
Market Tot.: $3.0 bn
Mkt. Share: 20.9%
Branches: 9

Charlottesville
Rank: #5
Deposits: $447 mm
Market Tot.: $4.3 bn
Mkt. Share: 9.6%
Branches: 8

Richmond
Rank: #5
Deposits: $1.8 bn
Market Tot.: $34.5 bn
Mkt. Share: 5.3%
Branches: 32

UNION

7

Source: SNL Financial; Deposit data as of 6/30/2016; Branch count as of 1/31/17

Source: SNL Financial; Deposit data as of 6/30/2016; Pro forma for recent acquisitions Largest Community Bank Headquartered in Virginia Deposit Market Share – Virginia 8 Rank Parent Company Name Number of Branches Total Deposits ($000) Total Deposit Market Share (%) 1 Wells Fargo & Co. (CA) 287 38,612,667 20.1 2 Bank of America Corp. (NC) 140 26,154,322 13.6 3 BB&T Corp. (NC) 351 22,630,570 11.8 4 SunTrust Banks Inc. (GA) 203 19,014,719 9.9 5 Capital One Financial Corp. (VA) 74 14,811,622 7.7 6 United Bankshares Inc. (WV) 83 7,089,799 3.7 7 Union Bankshares Corp. (VA) 115 6,101,710 3.2 8 TowneBank (VA) 33 5,704,362 3.0 9 Carter Bank & Trust (VA) 88 3,948,043 2.1 10 PNC Financial Services Group Inc. (PA) 100 3,479,206 1.8 Other Market Participants (122) 987 44,197,077 23.1 Market Total 2,461 191,744,097 100.0 Analysis current as of 10/3/2016

Union Wealth Management • Trust, Asset Management, Private Banking, Brokerage and Financial Planning services • $2.3B in AUM and AUA, the majority of which is managed assets • $10.2 million fiduciary and asset management fees generated in 2016 • Organic and Acquisitive growth opportunities • Expand services to existing customers utilizing targeted segmentation and marketing strategies • Opportunities to serve retail and commercial customers of bank • Leveraging bank brand/reputation in wealth management space • Target advisors, teams and firms that complement our wealth model and client service culture • Acquired Old Dominion Capital Management ($300 million AUM) in 2016 9

Union Mortgage Group • 22 offices: 20 in Virginia, 1 each in Maryland and North Carolina • 105 FTEs – 41 loan officers • $145.3 million of originations 4Q16; $540 million in originations for 2016 (39% refinance) • $1.8 net income in 2016 • Up from a loss of $202,000 in 2015 • Opportunities: • Salesforce expansion in Virginia growth markets • Process improvement 10

2016 Financial Highlights Fourth Quarter 2016 • Net Income was $20.8 million; earnings per share of $0.48 – up ~$3.0 million, or 16.6%, and up 8 cents, or 20%, from 4Q 2015 • ROA was 99 basis points • ROTCE was 12.05% • Efficiency ratio (FTE) was 62.8% • Loan growth was 10.3% annualized in the quarter • Deposit balances grew 7.7% annualized in the quarter • Asset Quality remained strong as nonperforming assets declined $7.2 million, or 26% from 4Q 2015 to $20.1 million 11 Full Year 2016 • Net Income was $77.5 million; earnings per share of $1.77 – up ~$10.4 million, 15.5%, or 28 cents, 18.8%, from FY 2015 • ROA of 96 basis points was up 6 basis points from the prior year • ROTCE of 11.5% was up 145 basis points over 2015 levels • The efficiency ratio (FTE) of 64.3% was down 223 basis points from 2015 • Loan growth was $636 million or 11.2% • Deposit balances grew $416 million or 7% • Raised $150 million subordinated debt at the holding company at favorable terms

$0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 2012 2013 2014 2015 2016 $2,967 $3,039 $5,346 $5,671 $6,307 Loans ($M) Balance Sheet Trends 12 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 2012 2013 2014 2015 2016 $3,298 $3,237 $5,639 $5,964 $6,379 Deposits ($M) $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 2012 2013 2014 2015 2016 $4,096 $4,177 $7,359 $7,694 $8,427 Assets ($M)

Repurchased 1.1 million shares in 2012 Capital Management 13 • Since 2011, increased quarterly dividend from $0.07/share to $0.20/share; • Increased quarterly dividend to $0.20 in November 2016 • Repurchased 5.8 million shares since 2012 • In 2016, repurchased $33.2 million of stock (~1.4 million shares) Repurchased 500,000 shares In 2013 Repurchased 2.1 million shares in 2014 Repurchased 700,000 shares in 2015 Repurchased ~1.4 million shares in 2016 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2012 2013 2014 2015 2016 14.57% 14.16% 13.38% 12.46% 13.59% 8.96% 8.93% 9.27% 9.20% 8.41% Total capital ratio Tangible Equity/Tangible Assets

Profitability Ratios and Income Trends * excludes after-tax acquisition expenses and acquisition accounting impact 14 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2012* 2013* 2014* 2015* 2016* 0.89% 0.90% 0.91% 0.90% 0.96% Return on Average Assets (ROA) 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 2012* 2013* 2014* 2015* 2016* 9.89% 10.05% 10.13% 10.00% 11.45% ROTCE $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2012* 2013* 2014* 2015* 2016* $35,262 $36,408 $65,888 $67,079 $77,476 Net Income ($) 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2012* 2013* 2014* 2015* 2016* 4.24% 4.18% 3.93% 3.79% 3.72% Net Interest Margin

Top-Tier Financial Performance Focus • Union is committed to achieving top tier financial performance and providing our shareholders with above average returns on their investment • Key financial performance metrics benchmarked against top quartile peers • Top Tier Financial Performance targets: 15 Financial Performance Metric Union Targets Return on Assets 1.1% - 1.3% Return on Tangible Common Equity 13% - 15% Efficiency Ratio < 60%

Path to Top Tier Return on Tangible Common Equity Revenue Expense This path also delivers Return on Assets of above 1.1% 16 2.00 4.00 6.00 8.00 10.00 12.00 14.00 ROTCE - 2016 ROTCE Target 11.5% 1.0% - 1.3% 0.3% 0.1% - 0.2% 0.3% - 0.5% Loan Growth with Stabilized Spread FF Rate Rise of 25 bps Wealth Management Growth Expense Management 13.0+%

2017 Outlook • Stable economy in footprint; expectation of federal budget passing • Upper single digit loan growth • Modest net interest margin compression in 1Q, stabilizing NIM in the second quarter followed by modest NIM expansion during the second half of 2017 • Improving ROA, ROTCE and Efficiency ratio from 2016 levels 17

2017 Priorities • Diversification of loan portfolio, deposit base and revenue streams • Low cost core deposit growth to fund loan growth and work towards our loan/deposit ratio target of 95% • Focus on improving the Company’s efficiency ratio • Complete readiness for crossing the $10 billion asset threshold 18

Value Proposition • Scaled statewide Virginia branch footprint is a competitive advantage and brings a unique franchise value • Strong balance sheet and capital levels • Organic growth and acquisition opportunities • Experienced management team • Committed to top tier financial performance • Shareholder Value Driven • Solid dividend yield and payout ratio with earnings upside 19

APPENDIX 20

CEO Succession Plan • John Asbury became President & CEO of Union Bank & Trust and President of Union Bankshares Corporation on October 1; CEO of Holding company on January 2, 2017 – succeeding Billy Beale. • Asbury was most recently President and CEO of First National Bank of Santa Fe, a multi-state bank located in the Southwest • Prior to that, he was Senior Executive Vice President at Regions responsible for all lines serving business and commercial customers and managed a $50 billion book of business • Senior Vice President at Bank of America – served in a variety of roles last position responsible for all Pacific Northwest Region business banking • Asbury joined the board on October 1 • Billy is Executive Vice Chairman through March 31 and will stand for re-election to board and serve as an advisor to the CEO and Board 21

Diversified Loan Portfolio 22 Source: SNL Financial, Company documents Loan Composition at December 31, 2016 – $6.307 Billion Portfolio Characteristics Average loan size $141,000 Weighted average maturity 80 months Yield YTD (Tax Equivalent) 4.44% Composition By Type Composition By Region NOO CRE/Total Capital Ratio: 293% ADC/Total Capital: 80% Charlottesville 17% Richmond 29% Fredericksburg 15% Northern Neck 3% Hampton Roads 8% Rappahannock 9% Northern Virginia 3% Southwest & Charlotte 10% Corporate 6% Residential 1-4 Family 16% NOOCRE 30% Owner Occupied CRE 14% C&D 12% Second Mortgages 1% Equity LOC 8% C&I 9% Personal 9% Farm 0% Other 2%

Commercial Real Estate Portfolio 23 Source: SNL Financial, Company documents CRE Composition at December 31, 2016 - $2.756 Billion Portfolio Characteristics 10 largest loans 7.5% of CRE portfolio 10 largest loans 3.3% of total loan portfolio Weighted average maturity 60 months Weighted average coupon 3.96% Composition By Type Composition By Region Owner Occupied 31% Retail 13% Office 14% Office Warehouse 8% Hotel, Motel, B&B 7% Special Use 9% Small Mixed Use Building 5% Other 1% Multifamily 12% Charlottesville 20% Richmond 27% Fredericksburg 14% Northern Neck 1% Hampton Roads 12% Rappahannock 4% Northern Virginia 6% Southwest & Charlotte 10% Corporate 6%

Construction and Development Loans 24 Source: Company documents C&D Composition at December 31, 2016 - $751 million Portfolio Characteristics 10 largest loans 18.9% of C&D portfolio 10 largest loans 2.3% of total loan portfolio Weighted average maturity 19 months Weighted average coupon 4.13% C&D Loans/Total Capital Ratio 80.0% • 37.5% commercial construction, 21.3% residential construction and remainder of portfolio divided between raw land, land development and lots • Most C&D loans have interest reserves • Residential A&D loans must have 50% or more of the lots under contract to close • CRE construction loans must be approved with a UB&T-provided mini-perm Charlottesville 13% Richmond 41% Fredericksburg 17% Northern Neck 2% Hampton Roads 10% Rappahannock 3% Northern Virginia 4% Southwest & Charlotte 4% Corporate 6%

Core Deposit Base 25 (1) Time deposits greater than $100,000 Note: Minimal exposure to CDARS/ICS deposits Source: SNL Financial, Company documents Deposit Composition at December 31, 2016 - $6.379 Billion Deposit Base Characteristics Average cost of interest bearing deposits (YTD) 38 basis points Average total cost of deposits (YTD) 29 basis points Ranked 1st in deposit market share for community banks in Richmond MSA Ranked 1st in deposit market share for community banks in Charlottesville MSA Ranked 2nd in deposit market share in Blacksburg-Christiansburg-Radford MSA Non-interest Bearing 22% NOW 28% Money Market 23% Savings 9% Jumbo Time¹ 8% Retail Time 10% 50% of deposit base is in transactional accounts